EXHIBIT 99.1

FOR IMMEDIATE RELEASE

NMI Holdings, Inc. Reports First Quarter 2017 Financial Results
EMERYVILLE, CALIF., May 4, 2017 -- NMI Holdings, Inc. (Nasdaq: NMIH) today reported net income of $5.5 million, or $0.09 per share, for the first quarter ended Mar. 31, 2017. Results for the quarter include fees and expenses of approximately $1.6 million related to repricing and extension of the company’s Term Loan and the previously announced issuance of Insurance-Linked Notes. The company reported a net loss of $3.9 million, or $0.07 per share, in the first quarter of 2016.

Bradley Shuster, chairman and CEO of National MI, said, “We had another great quarter at National MI, achieving new records in the important metrics of insurance in force, premiums earned, master policies and customers generating NIW. Also, subsequent to the end of the quarter, we executed an Insurance-Linked Notes transaction that enhances National MI’s financial strength by providing a layer of protection against adverse losses, while at the same time providing expected additional writing capacity under PMIERs of approximately $200 million. Our estimated after-tax cost of this coverage and capital relief is approximately three percent.”

•	As of March 31, 2017, the company had primary insurance-in-force of $34.8 billion, up 8% from $32.2 billion at the prior quarter end and up 87% over $18.6 billion as of March 31, 2016.

•
Premiums earned for the quarter were $33.2 million, including $2.5 million attributable to cancellation of single premium policies, which compares with $32.8 million, including $5.1 million related to cancellations, in the prior quarter. Premiums earned in the first quarter of 2017 were up 68% over premium revenue of $19.8 million in the same quarter a year ago, which included $2.3 million related to cancellations.

•	NIW mix was 81% monthly premium product, which compares with 75% in the prior quarter and 59% in the first quarter of 2016.

•
Total underwriting and operating expenses in the first quarter were $26.0 million, including share-based compensation expense of $1.9 million. Expense in the quarter includes fees and expenses of approximately $1.6 million related to repricing and extension of the company’s Term Loan and the previously announced issuance of Insurance-Linked Notes. This compares with total underwriting and operating expenses of $23.3 million, including $1.9 million of share-based compensation, in the prior quarter, and $22.7 million, including $1.4 million of share-based compensation, in the same quarter a year ago.

•	Loss expense for the quarter was $0.6 million, resulting in a loss ratio of 2%.

•	At quarter-end, cash and investments were $671 million, including $59 million at the holding company, and book equity was $484 million, equal to $8.09 per share.

•	At quarter-end, the company had total PMIERs available assets of $467 million, which compares with risk-based required assets under PMIERs of $399 million.

EXHIBIT 99.1

	Quarter Ended 3/31/2017	Quarter Ended 12/31/2016 (1)	Quarter Ended 3/31/2016	Growth Q/Q	Growth Y/Y
Primary Insurance-in-Force ($billions)	34.78	32.17	18.56	8%	87%
New Insurance Written - NIW ($billions)
Monthly premium	2.89	3.9	2.49	-26%	16%
Single premium	0.67	1.34	1.76	-50%	-62%
Total	3.56	5.24	4.25	-32%	-16%

Premiums Earned ($millions)	33.23	32.83	19.81	1%	68%
Underwriting & Operating Expense ($millions)	25.99	23.28	22.67	12%	15%
Loss Expense ($millions)	0.64	0.80	0.46	-20%	39%
Loss Ratio	2%	2%	2%
Cash & Investments ($millions)	671	677	630	-1%	7%
Book Equity ($millions)	484	476	410	2%	18%
Book Value per Share	8.09	8.04	6.94	1%	17%
Approved Master Policies	1,174	1,131	1,023	4%	15%
Customers Generating NIW	537	532	469	1%	14%

1) The 2016 prior period balance sheet has been revised. Please refer to our Form 10-Q for the quarter ended March 31, 2017 for further details.

Conference Call and Webcast Details
The company will hold a conference call and live webcast today at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time. The webcast will be available on the company's website, www.nationalmi.com, in the "Investor Relations" section. The call also can be accessed by dialing (888) 734-0328 in the U.S., or (914) 495-8578 for international callers using Conference ID: 3499361, or by referencing NMI Holdings, Inc.

About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, outlook, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believe," "can," "could," "may," "predict," "assume," "potential," "should," "will," "estimate," "plan," "project," "continuing," "ongoing," "expect," "intend" and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. Important factors that could cause actual events or results to differ materially from those indicated in such statements include, but are not limited to: our ability to implement our business strategy, including our ability to attract and retain a diverse customer base and to achieve a diversified mix of business across the spectrum of our product offerings; changes in the business practices of the GSEs that may impact the use of private mortgage insurance; our ongoing ability to comply with the financial requirements of the PMIERs; our ability to maintain sufficient holding company liquidity to meet our short- and long-term liquidity needs; our ability to successfully execute and implement our capital plans, including our ability to access the reinsurance market and to enter into, and receive approval of, reinsurance arrangements on terms and conditions that are acceptable to us, the GSEs and our regulators; heightened competition for our mortgage insurance business from other private mortgage insurers and the FHA; adoption of new or changes to existing laws and regulations that impact the mortgage insurance industry or their enforcement and implementation by regulators; changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; our implementation of complex infrastructure, systems, procedures and internal controls to support our business and

EXHIBIT 99.1

regulatory and reporting requirements; potential future lawsuits, investigations or inquiries or resolution of current lawsuits or inquiries; emergence of unexpected claims and coverage issues, including claims exceeding our reserves or amounts we expected to experience; our ability to utilize our net operating loss carryforwards, which could be limited or eliminated in various ways, including if we experience an ownership change as defined in Section 382 of the Internal Revenue Code; and general economic downturns and volatility. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2016, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.

Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 513-2721
MaryMcGarity@StrategicVantage.com

EXHIBIT 99.1

Consolidated statements of operations and comprehensive income	For the three months ended March 31,
	2017	2016
Revenues	(In Thousands, except for share data)
Net premiums earned	$33,225	$19,807
Net investment income	3,807	3,231
Net realized investment gains (losses)	(58)	(885)
Other revenues	80	32
Total revenues	37,054	22,185
Expenses
Insurance claims and claims expenses	635	458
Underwriting and operating expenses	25,989	22,672
Total expenses	26,624	23,130
Other (expense) income
(Loss) gain from change in fair value of warrant liability	(196)	670
Interest expense	(3,494)	(3,632)
Total other (expense)	(3,690)	(2,962)

Income (loss) before income taxes	6,740	(3,907)
Income tax expense	1,248	—
Net income (loss)	$5,492	$(3,907)

Earnings (loss) per share
Basic	$0.09	$(0.07)
Diluted	$0.09	$(0.07)

Weighted average common shares outstanding
Basic	59,183,973	58,936,694
Diluted	62,338,856	58,936,694

Loss Ratio(1)	2%	2%
Expense Ratio(2)	78	114
Combined ratio	80%	117%

Net income (loss)	$5,492	$(3,907)
Other comprehensive (loss) income, net of tax:
Net unrealized gains in accumulated other comprehensive income, net of tax expense of $664 and $0 for the quarters ended March 31, 2017 and March 31, 2016, respectively	1,175	9,101
Reclassification adjustment for losses included in net loss (gain), net of tax expense of $0 for the quarters ended March 31, 2017 and 2016	58	885
Other comprehensive (loss) income, net of tax	1,233	9,986
Comprehensive income	$6,725	$6,079
(1) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

EXHIBIT 99.1

Consolidated balance sheets	March 31, 2017	December 31, 2016 (1)
Assets	(In Thousands, except for share data)
Fixed maturities, available-for-sale, at fair value (amortized cost of $658,463 and $630,688 as of March 31, 2017 and December 31, 2016, respectively)	$658,640	$628,969
Cash and cash equivalents	12,543	47,746
Premiums receivable	15,566	13,728
Accrued investment income	3,900	3,421
Prepaid expenses	2,935	1,991
Deferred policy acquisition costs, net	32,165	30,109
Software and equipment, net	21,168	20,402
Intangible assets and goodwill	3,634	3,634
Prepaid reinsurance premiums	38,348	37,921
Deferred tax asset, net	50,529	51,434
Other assets	734	542
Total assets	$840,162	$839,897

Liabilities
Term loan	$144,010	$144,353
Unearned premiums	154,711	152,906
Accounts payable and accrued expenses	14,175	25,297
Reserve for insurance claims and claim expenses	3,761	3,001
Reinsurance funds withheld	31,243	30,633
Deferred ceding commission	4,790	4,831
Warrant liability, at fair value	3,563	3,367
Deferred tax liability, net	—	—
Total liabilities	356,253	364,388
Commitments and contingencies

Shareholders' equity
Common stock - class A shares, $0.01 par value; 59,783,358 and 59,145,161 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively (250,000,000 shares authorized)	598	591
Additional paid-in capital	578,081	576,927
Accumulated other comprehensive loss, net of tax	(4,054)	(5,287)
Accumulated deficit	(90,716)	(96,722)
Total shareholders' equity	483,909	475,509
Total liabilities and shareholders' equity	$840,162	$839,897
(1)The 2016 prior period balance sheet has been revised. Please refer to our Form 10-Q for the quarter ended March 31, 2017 for further details.

EXHIBIT 99.1

Historical Quarterly Data	2017	2016				2015
	March 31	December 31, (4)	September 30	June 30	March 31	December 31
Revenues			(In Thousands, except for share data)
Net premiums earned	$33,225	$32,825	$31,808	$26,041	$19,807	$16,880
Net investment income	3,807	3,634	3,544	3,342	3,231	2,078
Net realized investment (losses) gains	(58)	65	66	61	(885)	(121)
Other revenues	80	105	102	37	32	25
Total revenues	37,054	36,629	35,520	29,481	22,185	18,862
Expenses
Insurance claims and claims expenses	635	800	664	470	458	371
Underwriting and operating expenses	25,989	23,281	24,037	23,234	22,672	21,686
Total expenses	26,624	24,081	24,701	23,704	23,130	22,057

Other (expense) income (1)	(3,690)	(5,490)	(4,530)	(3,766)	(2,962)	(1,626)

Income (loss) before income taxes	6,740	7,058	6,289	2,011	(3,907)	(4,821)
Income tax expense (benefit)	1,248	(52,664)	114	—	—	—
Net income (loss)	$5,492	$59,722	$6,175	$2,011	$(3,907)	$(4,821)

Earnings (loss) per share
Basic	$0.09	$1.01	$0.10	$0.03	$(0.07)	$(0.08)
Diluted	$0.09	$0.98	$0.10	0.03	(0.07)	(0.08)

Weighted average common shares outstanding
Basic	59,183,973	59,140,011	59,130,401	59,105,613	58,936,694	58,781,566
Diluted	62,338,856	61,229,338	60,284,746	59,830,899	58,936,694	58,781,566

Other data
Loss Ratio (2)	2%	2%	2%	2%	2%	2%
Expense Ratio (3)	78%	71%	76%	89%	114%	128%
Combined ratio	80%	73%	78%	91%	117%	131%
(1) Other (expense) income includes the gain from change in fair value of warrant liability, gain from settlement of warrants, and interest expense.
(2) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.
(4) The Q4 2016 quarterly data has been revised. Please refer to our Form 10-Q for the quarter ended March 31, 2017 for further details.

EXHIBIT 99.1

New Insurance Written (NIW), Insurance in Force (IIF) and Premiums
The tables below show primary and pool NIW and IIF, by quarter, for the last six quarters.

Primary NIW	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(In Millions)
Monthly	$2,892	$3,904	$4,162	$3,700	$2,492	$2,029
Single	667	1,336	1,695	2,138	1,762	2,518
Primary	$3,559	$5,240	$5,857	$5,838	$4,254	$4,547

Primary and pool IIF	As of
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(In Millions)
Monthly	$21,511	$19,205	$16,038	$12,529	$9,210	$6,958
Single	13,268	12,963	12,190	11,095	9,354	7,866
Primary	34,779	32,168	28,228	23,624	18,564	14,824

Pool	3,545	3,650	3,826	3,999	4,136	4,238
Total	$38,324	$35,818	$32,054	$27,623	$22,700	$19,062

Portfolio Statistics
The table below shows primary portfolio trends, by quarter, for the last six quarters.

Primary portfolio trends	As of and for the quarter ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	($ Values In Millions)
New insurance written	$3,559	$5,240	$5,857	$5,838	$4,254	$4,547
New risk written	868	1,244	1,415	1,411	1,016	1,105
Insurance in force (1)	34,779	32,168	28,228	23,624	18,564	14,824
Risk in force (1)	8,444	7,790	6,847	5,721	4,487	3,586
Policies in force (count) (1)	145,632	134,662	119,002	100,547	79,700	63,948
Weighted-average coverage (2)	24.3%	24.2%	24.3%	24.2%	24.2%	24.2%
Loans in default (count)	207	179	115	79	55	36
Percentage of loans in default	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Risk in force on defaulted loans	$12	$10	$6	$4	$3	$2
Average premium yield (3)	0.40%	0.44%	0.48%	0.47%	0.45%	0.49%
Earnings from cancellations	$2.5	$5.1	$5.8	$3.5	$2.3	$1.4
Annual persistency (4)	81.3%	80.7%	81.8%	83.3%	82.7%	79.6%
Quarterly persistency (5)	88.2%	81.6%	78.8%	83.2%	86.1%	87.8%

(1)	Reported as of the end of the period.

(2)	End of period risk in force (RIF) divided by IIF.

(3)	Average premium yield is calculated by dividing net primary and pool premiums earned, net of reinsurance, by average gross IIF for the period, annualized.

EXHIBIT 99.1

(4)	Defined as the percentage of IIF that remains on our books after any 12-month period.

(5)	Defined as the percentage of IIF that remains on our books after any 3-month period, annualized.

The tables below reflect our total primary NIW by FICO, loan-to-value (LTV), and purchase/refinance mix.

Primary NIW by FICO	Three months ended
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
>= 760	$1,683	$2,566	$2,283
740-759	551	846	712
720-739	456	647	473
700-719	396	560	411
680-699	264	375	245
<=679	209	246	130
Total	$3,559	$5,240	$4,254

Primary NIW by LTV	Three months ended
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
95.01% and above	$274	$355	$209
90.01% to 95.00%	1,612	2,224	1,816
85.01% to 90.00%	1,101	1,580	1,420
85.00% and below	572	1,081	809
Total	$3,559	$5,240	$4,254

Primary NIW by purchase/refinance mix	Three months ended
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
Purchase	$2,984	$3,776	$2,919
Refinance	575	1,464	1,335
Total	$3,559	$5,240	$4,254
The tables below show the primary weighted average FICO and the weighted average LTV, by policy type, for NIW in the quarters presented.

Weighted Average FICO
	March 31, 2017	December 31, 2016	March 31, 2016
Monthly	745	746	753
Single	764	764	759

Weighted Average LTV
	March 31, 2017	December 31, 2016	March 31, 2016
Monthly	92%	92%	92%
Single	91	90	91

EXHIBIT 99.1

The table below reflects a summary of our primary IIF and RIF by book year.

Primary IIF and RIF	As of March 31, 2017
	IIF	RIF
	(In Millions)
March 31, 2017	$3,544	$865
2016	19,774	4,756
2015	9,681	2,384
2014	1,735	428
2013	45	11
Total	$34,779	$8,444
The tables below reflect our total primary IIF and RIF by FICO, average loan size, LTV, and loan type.

Primary IIF by FICO	As of
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
>= 760	$17,408	$16,166	$9,146
740-759	5,658	5,248	3,045
720-739	4,460	4,130	2,515
700-719	3,533	3,245	1,877
680-699	2,336	2,151	1,305
<=679	1,384	1,228	676
Total	$34,779	$32,168	$18,564

Primary RIF by FICO	As of
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
>= 760	$4,253	$3,934	$2,206
740-759	1,383	1,281	747
720-739	1,081	1,000	614
700-719	851	782	453
680-699	556	511	312
<=679	320	282	155
Total	$8,444	$7,790	$4,487

Primary Average Loan Size by FICO	As of
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Thousands)
>= 760	$250	$250	$247
740-759	241	241	237
720-739	235	235	232
700-719	233	233	229
680-699	224	224	220
<=679	210	210	206

EXHIBIT 99.1

Primary IIF by LTV	As of
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
95.01% and above	$1,931	$1,686	$699
90.01% to 95.00%	15,601	14,358	8,220
85.01% to 90.00%	11,058	10,282	6,326
85.00% and below	6,189	5,842	3,319
Total	$34,779	$32,168	$18,564

Primary RIF by LTV	As of
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
95.01% and above	$533	$467	$196
90.01% to 95.00%	4,585	4,226	2,423
85.01% to 90.00%	2,626	2,439	1,498
85.00% and below	700	658	370
Total	$8,444	$7,790	$4,487

Primary RIF by Loan Type	As of
	March 31, 2017	December 31, 2016	March 31, 2016

Fixed	99%	99%	98%
Adjustable rate mortgages:
Less than five years	—	—	—
Five years and longer	1	1	2
Total	100%	100%	100%
As of March 31, 2017 and March 31, 2016, 100% of each of our pool IIF and RIF was comprised of insurance on fixed rate mortgages.
The table below reflects a summary of the change in total primary IIF for the following periods.

Primary IIF	Three months ended
	March 31, 2017	December 31, 2016	March 31, 2016
	(In Millions)
IIF, beginning of period	$32,168	$28,228	$14,824
NIW	3,559	5,240	4,254
Cancellations and other reductions	(948)	(1,300)	(514)
IIF, end of period	$34,779	$32,168	$18,564

EXHIBIT 99.1

Geographic Dispersion

The following table shows the distribution by state of our primary RIF.

Top 10 primary RIF by state	As of
	March 31, 2017	December 31, 2016	March 31, 2016
California	13.8%	13.6%	13.2%
Texas	7.2	7.0	6.8
Virginia	6.3	6.5	5.8
Florida	4.4	4.5	5.3
Arizona	4.1	3.9	3.8
Colorado	3.9	3.9	4.1
Maryland	3.7	3.7	3.1
Michigan	3.7	3.7	4.3
Utah	3.6	3.7	3.6
Pennsylvania	3.6	3.6	3.6
Total	54.3%	54.1%	53.6%

EXHIBIT 99.1

The following table shows portfolio data by origination year.

	As of March 31, 2017
Origination year	Original Insurance Written	Remaining Insurance in Force	% Remaining of Original Insurance	Policies Ever in Force	Number of Policies in Force	Number of Loans in Default	# of Claims Paid	Incurred Loss Ratio (Inception to Date) (1)	Cumulative default rate (2)
	($ Values in Millions)
2013	$162	$45	28%	655	224	—	1	0.2%	0.2%
2014	3,451	1,735	50%	14,786	8,527	47	5	2.7%	0.4%
2015	12,422	9,681	78%	52,548	43,414	114	9	2.5%	0.2%
2016	21,188	19,774	93%	83,628	79,595	46	—	0.9%	0.1%
2017	$3,559	$3,544	100%	13,926	13,872	—	—	—%	—%
Total	$40,782	$34,779		165,543	145,632	207	15

(1)	The ratio of losses incurred (paid and reserved) divided by cumulative premiums earned, net of reinsurance.

(2)	The sum of claims paid ever to date and notices of default as of the end of the period divided by policies ever in force.

EXHIBIT 99.1

The following table provides a reconciliation of the beginning and ending reserve balances for primary insurance claims and claims expenses:

	For the three months ended
	March 31, 2017	March 31, 2016
	(In Thousands)
Beginning balance	$3,001	$679
Less reinsurance recoverables (1)	(297)	—
Beginning balance, net of reinsurance recoverables	2,704	679

Add claims incurred:
Claims and claim expenses incurred:
Current year (2)	955	553
Prior years (3)	(320)	(95)
Total claims and claims expenses incurred	635	458

Less claims paid:
Claims and claim expenses paid:
Current year (2)	—	—
Prior years (3)	142	—
Total claims and claim expenses paid	142	—

Reserve at end of period, net of reinsurance recoverables	3,197	1,137
Add reinsurance recoverables (1)	564	—
Balance, March 31	$3,761	$1,137
(1) Related to ceded losses recoverable on our 2016 quota-share reinsurance transaction. To date, ceded losses have been immaterial.
(2) Related to defaults occurring in the current year.
(3) Related to defaults occurring in prior years.

The following table provides a reconciliation of the beginning and ending count of loans in default.

	For the three months ended
	March 31, 2017	March 31, 2016
Beginning default inventory	179	36
Plus: new defaults	124	39
Less: cures	(92)	(20)
Less: claims paid	(4)	—
Ending default inventory	207	55

EXHIBIT 99.1

The following tables provide details of our claims and reserves.

	For the three months ended
	March 31, 2017	March 31, 2016
	($ Values In Thousands)
Number of claims paid	4	—
Total amount paid for claims	$142	$—
Average amount paid per claim	$35	$—
Severity	88%	—%

Average reserve per default:	As of March 31, 2017	As of March 31, 2016
	(In Thousands)
Case	$16	$19
IBNR	2	2
Total	$18	$21

The following table provides a comparison of the PMIERs financial requirements as reported by National MI.

	As of
	March 31, 2017	December 31, 2016	March 31, 2016
	(In thousands)
Available Assets	$466,982	$453,523	$434,138
Net Risk-Based Required Assets	398,859	366,584	302,852

Asset charge % (1)	6.14%	6.15%	6.12%
(1)Asset charge represents the risk based required asset amount as defined in the PMIERs, divided by the outstanding RIF on performing primary loans.